SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 7, 2011 (June 3, 2011)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Ave., Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2011, the stockholders of the Company approved the Company’s 2011 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) at the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”). A description of the terms and conditions of the Omnibus Plan is set forth in the Company’s Proxy Statement for the 2011 Annual Meeting, as filed with the Securities and Exchange Commission on May 3, 2011 (the “2011 Proxy Statement”), under the heading “Proposal Two—Approval of 2011 Omnibus Incentive Compensation Plan.” Such description is incorporated herein by reference, and this summary is qualified in its entirety by the full text of the Omnibus Plan set forth in Appendix A to the 2011 Proxy Statement which is also incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2011, the Company held its 2011 Annual Meeting. A total of 67,650,054 shares of the Company’s common stock were entitled to vote as of April 29, 2011, the record date for the 2011 Annual Meeting, of which 46,703,648 were present in person or by proxy at the 2011 Annual Meeting.

Matters voted upon by the stockholders at the 2011 Annual Meeting, as more fully described in the 2011 Proxy Statement, were: (i) the election of five directors, each to serve for a term of one year expiring upon the 2012 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, (ii) the approval of the Omnibus Plan, and (iii) the ratification of the appointment of Brown Armstrong Accountancy Corporation as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Set forth below is information concerning each matter submitted to a vote at the 2011 Annual Meeting.

Proposal No. 1

The stockholders elected the five nominees listed below for a term of one year expiring upon the 2012 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
G. Thomas Gamble	17,757,269	806,529	28,139,850
Paul W. Bateman	18,178,727	385,071	28,139,850
Henry Lowenstein, Ph.D.	17,867,014	696,784	28,139,850
Loren J. Miller	18,209,762	354,036	28,139,850
Edward M. Gabriel	18,158,902	404,896	28,139,850

Proposal No. 2

The stockholders approved the Omnibus Plan.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Approval of Omnibus Plan	17,425,774	957,641	180,383	28,139,850

Proposal No. 3

The stockholders ratified the appointment of Brown Armstrong Accountancy Corporation as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of appointment of Brown Armstrong Accountancy Corporation	45,282,574	680,259	740,815	0

No other matters came before the 2011 Annual Meeting.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	Tri-Valley Corporation 2011 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to Tri-Valley Corporation’s Proxy Statement filed on May 3, 2011).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-VALLEY CORPORATION

Date: June 7, 2011	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Tri-Valley Corporation 2011 Omnibus Long-Term Incentive Plan (incorporated by reference to Appendix A to Tri-Valley Corporation’s Proxy Statement filed on May 3, 2011).